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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
WHEREVER.net Holding Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement (No. 333-11676) on Form F-1, as amended, of WHEREVER.net Holding Corporation.


                                           /s/ KPMG Certified Public Accountants


Taipei, Taiwan
July 5, 2000